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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 16, 2017

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BRINKER INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

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Delaware	1-10275	75-1914582
(State of Incorporation)	(Commission File Number)	(IRS Employment Identification No.)
6820 LBJ Freeway
Dallas, Texas 75240
(Address of principal executive offices)
Registrant’s telephone number, including area code 972-980-9917

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
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Section 5 - Corporate Governance and Management
Item 5.07. Submission of Matters to a Vote of Security Holders
The Annual Meeting of Shareholders of Brinker International, Inc. (the "Company") was held on November 16, 2017. Matters voted upon by shareholders at that meeting were:

Proposal 1
Each of the management’s nominees, was elected a director to hold office until the next Annual Meeting of Shareholders or until his or her successor is elected and qualified.

	Number of Shares Voted

Name	For	Against	Withheld	Broker Non-Vote
Elaine L. Boltz	40,145,316	196,073	18,600	3,893,593
Joseph M. DePinto	40,237,186	102,750	20,053	3,893,593
Harriet Edelman	40,138,323	203,777	17,889	3,893,593
Michael A. George	39,948,226	393,438	18,325	3,893,593
William T. Giles	39,733,941	607,567	18,481	3,893,593
Gerardo I. Lopez	34,416,766	5,925,886	17,337	3,893,593
George R. Mrkonic	39,924,249	415,223	20,517	3,893,593
Jose Luis Prado	40,033,035	306,143	20,811	3,893,593
Wyman T. Roberts	40,129,854	210,475	19,660	3,893,593

Proposal 2

The proposal to ratify the appointment of KPMG LLP as Independent Auditors for Fiscal 2018 was approved. The results were as follows:

For	Against	Abstain	Broker Non-Vote
43,118,350	708,293	426,939	3,893,593

Proposal 3

The proposal on executive compensation was approved. The results were as follows:

For	Against	Abstain	Broker Non-Vote
39,331,318	506,861	521,810	3,893,593

Proposal 4

The proposal on frequency of executive compensation was approved. The results were as follows:

1 Year	2 Years	3 Years	Broker Non-Vote
35,562,043	37,973	4,741,193	3,893,593

Section 7 - Regulation FD

Item 7.01. Regulation FD Disclosure

At its November 16, 2017 meeting, the Board of Director's of the Company declared a quarterly dividend of $0.38 per share on the common stock of the Company. The dividend will be payable on December 28, 2017 to shareholders of record as of December 8, 2017.
Section 9 - Financial Statements and Exhibits.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
99.1 Press Release dated November 16, 2017.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRINKER INTERNATIONAL, INC.

Dated: November 16, 2017	By:	/s/ Wyman T. Roberts
Wyman T. Roberts,
Chief Executive Officer and President
(Principal Executive Officer)